SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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PROFESSIONALLY MANAGED PORTFOLIOS
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Proxy Materials
PLEASE CAST YOUR VOTE NOW!

OSTERWEIS FUND
OSTERWEIS STRATEGIC INCOME FUND
OSTERWEIS STRATEGIC INVESTMENT FUND
OSTERWEIS INSTITUTIONAL EQUITY FUND
(Each a Series of Professionally Managed Portfolios)

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(866) 236-0050

Dear Shareholder:

We are writing to ask for your approval of new investment advisory agreements between Osterweis Capital Management and the above Funds.  The new advisory agreements will not result in any change in the Funds’ strategies, fees or management and will be largely identical to the current advisory agreements. We are soliciting shareholder approval of these new advisory agreements because on January 1, 2016, as part of a long-term transition plan, John Osterweis’ ownership interest in Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC, the advisory firms that manage the Osterweis Funds, will decrease by 4% to approximately 23%. Under current law, this may be considered a technical change of control at both firms.

No operational or management changes will result from this event, nor do we anticipate any changes with respect to the way the Funds are managed.  John Osterweis will continue to perform his current role as our Chairman and Chief Investment Officer and will retain certain extraordinary powers concerning the management of our firm. However, under current law, control changes at an advisory firm automatically terminate its mutual fund advisory agreements. Therefore, in order to continue managing the above Funds, we will be holding a special meeting on November 6, 2015, at which time shareholders will be asked to approve new advisory agreements to take effect after January 1, 2016.

No matter how large or small your investment is, it is very important that we receive your vote before November 6, 2015.  The proposal has been carefully reviewed by the Trust’s Board of Trustees, who unanimously recommend that you vote FOR the proposal.  We look forward to and appreciate your prompt vote in this matter.

Sincerely,

OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC

John S. Osterweis Chairman and Chief Investment Officer	Matthew K. Berler President and Chief Executive Officer

Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:

•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

2

Important information to help you understand and vote on the proposal:

Please read the full text of the proxy statement.  Below is a brief overview of the proposal to be voted upon.  Your vote is important.

Question 1	What is this document and why did you send it to me?
Answer 1
We are sending this document to you for your use in deciding whether to approve the new investment advisory agreements (the “New Agreements”) with Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (“Osterweis” or the “Adviser”) to enable Osterweis to continue as the investment adviser for the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”) after January 1, 2016.  This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a Proxy Card.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on August 17-18, 2015, the Board approved Osterweis as the investment adviser to the Funds under the New Agreements  and agreed to recommend that shareholders also approve the New Agreements.

Question 2	What am I being asked to vote on?
Answer 2
You are being asked to vote to approve the New Agreements between Osterweis and the Trust on behalf of the Funds.

Effective on or about January 1, 2016, John Osterweis is expected to reduce his ownership stake in the Adviser by 4%, to approximately 23%.  Under current law, this may be considered a technical “change of control” of the Adviser (as defined by the Investment Company Act of 1940), and as such would trigger an automatic termination of the present investment advisory agreements between the Advisers and the Trust on behalf of the Osterweis Funds.

Accordingly, the Funds need shareholder approval to implement the New Agreements in order to replace the existing agreements and to allow Osterweis to continue as the Funds’ investment adviser.  If Fund shareholders do not approve the New Agreements with Osterweis as the investment adviser for the Funds, the Board will implement Interim Advisory Agreements with Osterweis and will continue to seek shareholder approval in order to implement permanent advisory arrangements for the Funds.

Question 3	How will my approval of the proposal affect the management and operation of the Funds?
Answer 3	The Funds’ investment strategies, fees and other terms will not change as a result of the New Agreements. The same team will continue to manage the Funds.

Q&A	1

Question 4	Is anything changing at Osterweis related to the change of control?
Answer 4
Other than the 4% reduction in John Osterweis’ equity ownership in the Adviser, no other changes are expected to occur with respect to the day-to-day management of the Funds or the Adviser. John Osterweis will continue to perform his current role as Chairman and Chief Investment Officer of Osterweis and will retain certain extraordinary powers concerning the management of the firm. The event is merely part of a long-term transition plan and is not expected to materially affect day to day operations of the firm.

Question 5	How will my approval of the proposal affect the expenses of the Funds?
Answer 5
The proposed approval of the New Agreements with Osterweis will not change the investment advisory fee rates paid by the Funds to Osterweis. No Fund expenses are expected to be impacted by this transition.

Question 6	What are the primary reasons for the selection of Osterweis as the investment advisers of the Funds?
Answer 6
The benefits of approving the New Agreements include continuity in the portfolio management of the Funds and retaining the current investment personnel, including John Osterweis. The Board weighed a number of factors in reaching its decision to approve the New Agreements, including the history, reputation, qualifications and resources of Osterweis, their long term performance in managing the Funds and the fact that Osterweis’ current portfolio managers, including John Osterweis, will continue to provide the day-to-day management of the Funds.  The Board also considered that, as a result of the proposal, the Funds’ advisory fees will not increase and that all costs incurred by the Funds as a result of this change of control will be borne by Osterweis, not the Funds’ shareholders.

Question 7	Are there any material differences between the Prior Agreements and the proposed New Agreements?
Answer 7	No. There are no material differences between the Prior Agreements and the proposed New Agreements, other than their effective dates.
Question 8	Has the Board approved the proposal?
Answer 8	Yes. The Board has unanimously approved the proposal set forth herein, and recommends that shareholders also vote to approve the proposal.

Q&A	2

Question 9	Is there a difference between Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC?
Answer 9
Osterweis Capital Management, Inc. is the investment adviser of the Osterweis Fund and Osterweis Capital Management, LLC is the investment adviser of the other three funds—Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund.  For all intents and purposes, the entities are identical, managed in the exact same manner and operated by the exact same employees.  The ownership structure of the two entities is exactly the same.  John Osterweis will be reducing his ownership interest in both entities at the same time.

Question 10	Who is Boston Financial Data Services?
Answer 10
Boston Financial Data Services is a third-party proxy vendor that the Funds have engaged to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Question 11	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?
Answer 11	The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by Osterweis.
Question 12	Who is eligible to vote?
Answer 12
Shareholders of record of each Fund as of the close of business on September 10, 2015 (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders (the “Special Meeting”) or any adjournment thereof.  Shareholders of record of each Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposal presented at the Special Meeting.

Question 13	How is a quorum for the Special Meeting established?
Answer 13
The presence of 40% of the outstanding shares entitled to vote of each Fund constitutes a quorum for the Special Meeting under the Funds’ charter documents.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal.  If a quorum is not present for each Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received on behalf of each Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Funds.

Q&A	3

Question 14	What vote is required to approve the proposal?
Answer 14
Approval of the New Agreements with Osterweis requires the vote of the “majority of the outstanding voting securities” of each Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Funds entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Funds entitled to vote thereon.

Question 15	How do I vote my shares?
Answer 15
Although you may attend the Special Meeting and vote in person, you do not have to.  You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope.  You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions.

In addition, you may vote through the Internet by visiting the Internet address printed on your proxy card and following the on-line instructions.  If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Boston Financial Data Services at (844) 700-1416.  Representatives are available to assist you Monday through Thursday 9:00 a.m. to 10:00 p.m. Eastern time, Friday 9:00 a.m. to 6:00 p.m. Eastern time and Saturday 10:00 a.m. to 6:00 p.m. Eastern time.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Funds a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  Alternatively, you may vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

Q&A	4

OSTERWEIS FUND
OSTERWEIS STRATEGIC INCOME FUND
OSTERWEIS STRATEGIC INVESTMENT FUND
OSTERWEIS INSTITUTIONAL EQUITY FUND
(Each a Series of Professionally Managed Portfolios)

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(866) 236-0050

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders (the “Special Meeting”) of the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund (the “Funds”), each a series of Professional Managed Portfolios (the “Trust”), will be held at the offices of the Funds’ administrator, U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora, California 91741, on Friday, November 6, 2015, at 9:00 a.m., Pacific time.

The purpose of the Special Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

1.	to approve an Investment Advisory Agreement between Osterweis Capital Management, Inc. and the Trust on behalf of the Osterweis Fund (for shareholders of the Osterweis Fund only);

2.
to approve an Investment Advisory Agreement between Osterweis Capital Management, LLC and the Trust on behalf of the Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund (for shareholders of the Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund only);

3.
to approve adjournments of the Special Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve Proposals 1 or 2; and

4.	to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The Trust’s Board of Trustees has fixed the close of business on September 10, 2015 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Trustees,

Elaine E. Richards, Secretary
September 28, 2015

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF THE

OSTERWEIS FUND
OSTERWEIS STRATEGIC INCOME FUND
OSTERWEIS STRATEGIC INVESTMENT FUND
OSTERWEIS INSTITUTIONAL EQUITY FUND
(Each a Series of Professionally Managed Portfolios)

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(866) 236-0050

TO BE HELD ON NOVEMBER 6, 2015

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Professionally Managed Portfolios (the “Trust) and its series, Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund (the “Funds”), and at any adjournments thereof (the “Special Meeting”), to be held on Friday, November 6, 2015 at 9:00 a.m., Pacific time, at the offices of the Funds’ administrator, U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora, California 91741.

Shareholders of record at the close of business on the record date, established as September 10, 2015 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  This Proxy Statement is expected to be mailed to shareholders on or about September 28, 2015.  The Special Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

1.	to approve an Investment Advisory Agreement between Osterweis Capital Management, Inc. and the Trust on behalf of the Osterweis Fund (for shareholders of the Osterweis Fund only);

2.
to approve an Investment Advisory Agreement between Osterweis Capital Management, LLC and the Trust on behalf of the Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund (for shareholders of the Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund only);

3.
to approve adjournments of the Special Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve Proposals 1 or 2; and

4.	to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Proxy Statement	1

Shareholders of the Funds are being asked to approve these new Investment Advisory Agreements with Osterweis Capital Management, Inc. and/or Osterweis Capital Management, LLC (“Osterweis” or the “Advisers”) and the Trust on behalf of the Funds.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on November 6, 2015:

The Notice of Special Meeting and Proxy Statement are available at www.2voteproxy.com/OST.  To obtain directions to attend the Special Meeting, please call (866) 236-0050.  For a free copy of the Funds’ latest annual and/or semi-annual report, call (866) 236-0050 or visit the Funds’ website at www.osterweis.com or write to the Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Background

Osterweis has served as the investment adviser to each of the Funds since their inception.  Pursuant to a long-term transition plan, John Osterweis has been reducing his ownership interest in the Adviser by four percent per year, transitioning that ownership to other shareholders of the firm. The next such incremental transition will reduce his ownership to approximately 23%, which may be considered to constitute a technical change of control at Osterweis.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), certain changes in the equity ownership of an investment adviser may result in a technical “change of control” of that adviser. When a technical “change of control” occurs, any investment advisory agreements that an adviser has with respect to mutual funds automatically terminate.

At a meeting of the Board held on August 17-18, 2015, the Board, including a majority of Trustees who are not “interested persons,” (the “Independent Trustees”) as that term is defined under the 1940 Act, voted unanimously to approve the proposed new Investment Advisory Agreements (the “New Agreements”) between Osterweis and the Trust on behalf of the Funds, thereby allowing Osterweis to continue to serve as investment adviser for each of the Funds.  The Board also voted unanimously to recommend that shareholders approve the New Agreements.  The terms of the New Agreements are substantially identical to the terms of current investment advisory agreements between Osterweis and the trust, on behalf of the Funds.

Accordingly, the Osterweis Fund needs shareholder approval of its New Agreement to allow Osterweis Capital Management, Inc. to continue to act as its investment adviser upon the change of control, and the Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund need shareholder approval of their New Agreement to allow Osterweis Capital Management, LLC to continue to act as their investment adviser upon the change of control.  It is proposed that the New Agreements would take effect on January 1, 2016.

In the event the Funds are not able to obtain shareholder approval prior to the termination of the current investment advisory agreements (the “Prior Agreements”), the Board, including a majority the Independent Trustees approved interim investment advisory agreements (“Interim Agreements”) between the Trust and Osterweis, so that Osterweis could continue managing the Funds after the change of control.  Pursuant to Rule 15a-4 under the 1940 Act, the Interim Agreements (“Interim Agreements”) will allow the Funds an additional 150 days to obtain shareholder approval of the New Agreements.  The terms of the Interim Agreements would be substantially identical to the terms of the Prior Agreements except for the commencement date of the agreement.  Additionally, under the Interim Agreement, management fees earned by Osterweis would be held in an escrow account until shareholders approve the New Agreements with Osterweis.

Proxy Statement	2

If the Funds’ shareholders do not approve Osterweis as the investment adviser for the Funds, then the Board will have to consider other alternatives for the Funds upon the expiration of the Prior and Interim Agreements.

Legal Requirements in Approving the Interim and New Agreements

To avoid disruption of the Funds’ investment management and after considering the potential benefits to shareholders of retaining Osterweis as the Funds’ investment adviser, as discussed more fully below, the Board approved New Agreements and Interim Agreements.  The New Agreements are set to take effect on January 1, 2016, assuming shareholder approval is obtained.  The Interim Agreements are set to take effect in the event the Funds do not receive the requisite shareholder approval prior to the termination of the Prior Agreements.  As explained above, the Prior Agreements will terminate automatically upon the change of control of Osterweis currently anticipated to occur on or about January 1, 2016.

In approving the Interim Agreements, the Board has determined that it was prudent to act pursuant to the requirements of Rule 15a-4 under the 1940 Act.  Under Rule 15a-4, an adviser can serve pursuant to an interim advisory agreement for up to 150 days while a Fund seeks shareholder approval of a new investment advisory agreement.  Rule 15a-4 imposes the following conditions, all of which are met in the case of the Interim Investment Advisory Agreement:

(1)	the compensation under the interim contract may be no greater than under the previous contract;

(2)	the Funds’ Board of Trustees, including a majority of the independent trustees, has voted in person to approve the interim contract before the previous contract is terminated;

(3)
the Funds’ Board of Trustees, including a majority of the independent trustees, determines that the scope and quality of services to be provided to the Funds under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

(4)
the interim contract provides that the Funds’ Board of Trustees or a majority of each Fund’s outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the adviser;

(5)
the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the Funds’ Board;

(6)
the interim contract provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders; and

(7)	the Board of Trustees satisfies certain fund governance standards under Rule 0-1(a)(7) of the 1940 Act.

The Interim Agreements are to be implemented upon the change of control if shareholders have not already approved the New Agreements and will terminate upon the sooner to occur of (1) May 30, 2016, or (2) the approval by the Funds’ shareholders of the proposed New Agreements.  Under the Interim Agreements, the advisory fees earned by Osterweis during this interim period will be held in an interest-bearing escrow account at U.S. Bank N.A.  Fees that are paid to the escrow account, including interest earned, will be paid to Osterweis if the Fund shareholders approve the New Agreements within 150 days of the date of the Interim Agreements.  If shareholders of the Funds do not approve the New Agreements within 150 days of the date of the Interim Agreements, then Osterweis will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing the Interim Investment Advisory Agreement, plus interest earned on the amount while in escrow; or (2) the total amount in the escrow account, plus interest.

Proxy Statement	3

The forms of the New Agreements are attached hereto as Exhibit A.  The terms of the New Agreements are substantially identical to the terms of the Prior Agreements dated as shown below (the “Prior Agreements”).  The Prior Agreements were last submitted to the shareholders of the Funds for approval on the dates shown below and were effective upon each Fund’s commencement of operations as a series of the Trust:

Adviser	Fund	Effective Date of Current Advisory Agreement
Osterweis Capital Management, Inc.	Osterweis Fund	October 1, 1993
Osterweis Capital Management, LLC	Osterweis Strategic Income Fund	August 30, 2002
Osterweis Capital Management, LLC	Osterweis Strategic Investment Fund	August 31, 2010
Osterweis Capital Management, LLC	Osterweis Institutional Equity Fund	July 31, 2012

The New Agreements and the Prior Agreements have identical fee structures.  There are no material differences between the two sets of agreements, other than their effective dates.  The material terms of the New Agreements and the Prior Agreements are compared below in the “Summary of the New Agreements and Prior Agreements” section.

The New Agreements will take effect on January 1, 2016, assuming the new agreements receive shareholder approval.  If shareholders do not approve the New Agreements with respect to the Funds, then Osterweis will not be permitted to serve as such Funds’ investment adviser after the expiration of the Interim Agreements, and the Board will have to consider other alternatives for the Funds.

Compensation Paid to Osterweis

Under the Investment Advisory Agreements, Osterweis is entitled to receive a monthly advisory fee computed at an annual rate of:

Fund	Advisory Fee
Osterweis Fund	1.00% of average daily net assets and 0.75% on assets in excess of $500 million
Osterweis Strategic Income Fund	1.00% of average daily net assets on assets up to $250 million; 0.75% of average daily net assets between $250 million and $2.5 billion; and 0.65% of average daily net assets over $2.5 billion
Osterweis Strategic Investment Fund	1.00% on the first $500 million; 0.75% on amounts above $500 million
Osterweis Institutional Equity Fund	0.85% on the first $500 million; 0.75% on amounts above $500 million

The fee structure under the New Agreements with Osterweis will be identical to the fee structure under the Prior Agreements.  For the fiscal year ended March 31, 2015, the Funds paid Osterweis investment advisory fees in the amounts shown below:

Proxy Statement	4

Management Fees Paid to Osterweis for the Fiscal Year Ended March 31, 2015

Fund	Advisory Fees Accrued	Fee Waiver and Expense Reimbursement	Net Advisory Fees Paid
Osterweis Fund	$10,101,606	N/A	$10,101,606
Osterweis Strategic Income Fund	$47,275,984	N/A	$47,275,984
Osterweis Strategic Investment Fund	$3,007,787	N/A	$3,007,787
Osterweis Institutional Equity Fund	$456,062	($69,097)	$386,965

In connection with the Prior Agreements, Osterweis contractually agreed to an operating expense limitation that limited the Osterweis Institutional Equity Fund’s total annual operating expenses to 1.00%.

In the event the Osterweis Institutional Equity Fund’s operating expenses, as accrued each month, exceeded the Osterweis Institutional Equity Fund’s annual expense limitation, Osterweis agreed to pay to the Fund, on a monthly basis, the excess expenses within 30 days of notification that such payment was due.  This expense limitation will continue in effect under the New Agreements with Osterweis until at least June 30, 2018.

Information about Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC

Each Osterweis entity is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended.  Osterweis’ principal office is located at One Maritime Plaza, Suite 800, San Francisco, California 94111.  As of August 31, 2015, Osterweis managed approximately $9 billion of investment assets.

The following table sets forth the name, position and principal occupation of each current member and principal officer of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC, each of whom is located at Osterweis’ principal office location.

Name	Position/Principal Occupation
John Steven Osterweis	Chairman And Chief Investment Officer
John Foxon Tavernetti	Chief Compliance Officer
Matthew Kip Berler	President And Chief Executive Officer
Catherine C. Halberstadt	Chief Operating Officer & Chief Financial Officer

Proxy Statement	5

John Osterweis, Chairman and Chief Investment Officer of Osterweis, owns 27.02% of Osterweis through the Osterweis Revocable Trust.  It is anticipated that on or about January 1, 2016, the Osterweis Revocable Trust will reduce its ownership to approximately 23.02%.  No other shareholder of the firm currently owns or will own an interest of 25% or more of Osterweis following the transition.  The following table sets forth the name of each person who currently owns and/or will own of record, or beneficially, 10% of more of the outstanding voting securities of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC as of April 2015, each of whom is located at Osterweis’ principal office location.

Name	Current % of Voting Securities Held	Anticipated % of Voting Securities Held to be as of January 1, 2016
Osterweis Revocable Trust	27.02%	23.02%
Berler Family Revocable Trust	16.32%	<20%
Kaufman / Angove Revocable Trust	16.30%	<20%

Summary of the New Agreements and the Prior Agreements

A copy of the proposed New Agreements is attached hereto as Exhibit A.  The following description is only a summary.  You should refer to Exhibit A for the New Agreements, as the description set forth in this Proxy Statement of the New Agreements is qualified in its entirety by reference to Exhibit A.  The investment advisory services to be provided by Osterweis under the New Agreements and the fee structure are identical to the services currently provided by Osterweis and the fee structure under the Prior Agreements.

Advisory Services.  Both the New Agreements and the Prior Agreements state that, subject to the supervision and direction of the Board, Osterweis will provide for the overall management of the Funds including: (i) furnish the Funds with advice and recommendations with respect to the investment of the Funds’ assets and the purchase and sale of portfolio securities for the Funds, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Funds, subject to the ultimate supervision and direction of the Board; (iii) vote proxies for the Funds, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Funds, and take other actions on behalf of the Funds; (iv) maintain the books and records required to be maintained by the Funds except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Funds; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Funds’ assets which the Funds’ administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board such periodic and special reports with respect to the Funds’ investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

Brokerage.  Both the New Agreements and the Prior Agreements provide that Osterweis shall be responsible for decisions to buy and sell securities for the Funds, for broker-dealer selection and for negotiation of brokerage commission rates, provided that Osterweis shall not direct orders to an affiliated person of Osterweis without general prior authorization to use such affiliated broker or dealer from the Board.  Osterweis’ primary consideration in effecting a securities transaction will be execution at the most favorable price.  In selecting a broker-dealer to execute each particular transaction, Osterweis may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis.  The price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

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Payment of Expenses.  Under both the New Agreements and the Prior Agreements, Osterweis is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Funds, the expenses of printing and distributing copies of the Funds’ prospectus, SAI, and sales and advertising materials to prospective investors, the costs of any special Board meetings or shareholder meetings convened for the primary benefit of Osterweis, and any costs of liquidating or reorganizing the Funds.

Each Fund is responsible for all of its own expenses, except for those specifically assigned to Osterweis under the investment advisory agreement, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Management Fees.  Both the New Agreements and Prior Agreements contain an identical fee structure based on the Funds’ average daily net assets.

Duration and Termination.  The Prior Agreements provided that the agreement would become effective at the time the Funds commenced operations.  The New Agreements provide that the agreement will become effective at the time the Funds receive an affirmative vote of a majority of the outstanding voting securities of the Funds.  Both the Prior Agreements and the New Agreements provide that the agreements will continue in effect for a period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board or by the vote of a majority of the outstanding securities of the Funds.  Both the Prior Agreements and the New Agreements may be terminated at any time, on 60 days’ prior written notice, by the Funds (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Funds) without the payment of a penalty, or by Osterweis at any time, without the payment of a penalty, upon 60 days’ prior written notice.

Limitation on Liability and Indemnification.  Both the New Agreements and the Prior Agreements provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed on Osterweis by the agreement.  Osterweis will not be subject to liability to the Trust or the Funds for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security of the Funds.

Board Recommendation of Approval

At a meeting held on August 17 and 18, 2015, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the New Agreements between the Trust and Osterweis Capital Management, Inc. for the Osterweis Fund and Osterweis Capital Management, LLC for the Osterweis Strategic Income Fund, the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund (each a “Fund,” and together, the “Funds”).  Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (collectively the “Adviser”).  At this meeting and at a prior meeting held on May 28 and 29, 2015, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the existing Investment Advisory Agreements and to be provided under the New Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the New Agreements:

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The nature, extent and quality of the services provided and to be provided by the Adviser under the New Advisory Agreements. The Trustees considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and compliance record, and its disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Agreements and that the nature, overall quality and extent of such management services are satisfactory.

The Funds’ historical performance and the overall performance of the Adviser.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to appropriate securities benchmarks and its peer funds utilizing Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

For the Osterweis Fund, the Board noted that the Fund underperformed its peer group median and average for the one-year, three-year, five-year and ten-year periods ended March 31, 2015.  The Board also considered the Fund’s slight underperformance compared to its similarly managed accounts for the one-year, five-year and ten-year periods ended December 31, 2014 and outperformance the three-year period ended December 31, 2014, and considered the reasons for such differences.  The Board also considered the performance of the Fund against a broad-based securities market benchmark.

For the Osterweis Strategic Income Fund, the Board noted that the Fund underperformed its peer group median and outperformed its peer group average for the one-year period and underperformed its peer group median and average for the three-year, five-year and ten-year periods ended March 31, 2015.  The Board also considered the Fund’s underperformance compared to its similarly managed accounts for the one-year, three-year, five-year and ten-year periods ended December 31, 2014, and considered the reasons for that underperformance.  In addition, the Adviser requested that the Board consider the performance of the Fund against an additional Morningstar peer universe. The Board noted that the Fund underperformed this peer group median and average for the one-year, three-year and five-year periods and outperformed for the ten-year period.  The Board also considered the performance of the Fund against broad-based securities market benchmarks.

For the Osterweis Strategic Investment Fund, the Board noted that the Fund had underperformed its peer group median and average for the one-year period and significantly outperformed its peer group median and average for the three-year period ended March 31, 2015.  The Board also considered the Fund’s underperformance compared to its similarly managed accounts for the one-year period and outperformance compared to its similarly managed accounts for the three-year period ended December 31, 2014.  The Board also considered the performance of the Fund against broad-based securities market benchmarks.

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For the Osterweis Institutional Equity Fund, the Board noted that the Fund underperformed its peer group median and average for the one-year period ended March 31, 2015.  The Board also considered the Fund’s underperformance compared to its similarly managed accounts for the one-year period December 31, 2014.  The Board also considered the performance of the Fund against a broad-based securities market benchmark.  In considering the performance of the Osterweis Institutional Equity Fund, the Board considered that the Fund has only two years of operations.

In reviewing performance, the Board also took into account that current comparative performance, measured through March 31, 2015, has generally been challenged for the Funds, and that this underperformance has impacted comparative performance across multiple time periods for the Osterweis Fund and the Osterweis Strategic Income Fund. The Board also took into account that performance for the Osterweis Fund and the Osterweis Strategic Income Fund measured over prior periods had been much more competitive than performance measured through March 31, 2015, The Board took into account the explanations provided by Osterweis as to the reasons for its recent underperformance.

The costs of the services provided by the Adviser and the structure of the Adviser’s fees under the New Agreements.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Trustees found that the fees charged to the Funds were generally lower than the fees charged by the Adviser to its similarly managed separate account clients, but to the extent fees charged to a Fund were higher than for similarly managed separate accounts of similar size, it was largely a reflection of the greater costs to the Adviser of managing the Fund.

For the Osterweis Fund, the Board noted that the Fund’s advisory fee was higher than its peer group median and average, and the net expense ratio was marginally lower than the peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund.  The Board concluded that the fees paid to the Adviser were not unreasonable.

For the Osterweis Strategic Income Fund, the Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  In addition, the Adviser requested that the Board consider the advisory fee and total fees and expenses against an additional Morningstar peer universe. The Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund.  The Board concluded that the fees paid to the Adviser were not unreasonable.

For the Osterweis Strategic Investment Fund, the Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund.  The Board concluded that the fees paid to the Adviser were not unreasonable.

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For the Osterweis Institutional Equity Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.00% for the Fund (the “Expense Cap”).  The Board noted that the Fund’s advisory fee was in line with that of its peer group median and average, and the net expense ratio was lower than the peer group median and average.  The Board concluded that the fees paid to the Adviser were not unreasonable.

Economies of Scale.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board noted that both the Prior Agreements and the New Agreements each contained breakpoints in the advisory fee and that the Adviser had contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Osterweis Institutional Equity Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

The profits to be realized by the Advisers and its affiliates from their relationship with the Funds. The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional benefits derived by the Adviser from their relationship with the Funds, particularly benefits received in exchange for “soft dollars” paid to the Adviser.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the current agreements, and the profitability anticipated with respect to the New Agreements was not excessive, and that the Adviser had maintained adequate profit levels to support the services they provide to the Funds.

Section 15(f) of the 1940 Act.  In considering whether the arrangements between Osterweis and the Funds comply with the conditions of Section 15(f) of the 1940 Act, the Trustees reviewed the conditions of the Section 15(f).  Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change of control of the investment adviser so long as two conditions are met.  First, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.  The Trustees considered that, consistent with the first condition of Section 15(f), neither Osterweis nor the Board was aware of any plans to reconstitute the Board following the change in investment adviser.  Thus, at least 75% of the Trustees would not be “interested persons” of Osterweis for a period of three years after the change of control of the investment adviser.

The second condition of Section 15(f) is that an “unfair burden” must not be imposed upon the Funds as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto.  With respect to this second condition, the Board considered that Osterweis has undertaken to maintain the Funds’ current expense cap for the required 2-year period.  The Board concluded that no “unfair burden” is being imposed upon the Funds over the course of the required 2-year period.

No single factor was determinative in the Board’s decision to approve the New Agreements for the Funds, but rather the Board based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board determined that the New Agreements with Osterweis, including the advisory fees, was fair and reasonable.  The Board therefore determined that the approval of the New Agreements would be in the best interest of each Fund and its shareholders.

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Vote Required

Approval of the proposal to approve the New Agreements require the vote of the “majority of the outstanding voting securities” of each Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Funds entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Funds entitled to vote thereon. Approval of the New Agreements by shareholders of one Fund is not contingent on approval by shareholders of another Fund.

Based on all of the foregoing, the Trustees recommend that shareholders of the Funds vote FOR the approval of the New Agreements.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora, California 91741.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Funds, in care of U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora, California 91741, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of Osterweis

Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of Osterweis or any of its affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Funds at the close of business on September 10, 2015, the Record Date, will be entitled to be present and vote at the Special Meeting.  As of that date, each of the Funds had the following shares outstanding:

Fund	Shares Outstanding as of the Record Date
Osterweis Fund
Osterweis Strategic Income Fund
Osterweis Strategic Investment Fund
Osterweis Institutional Equity Fund

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Management Ownership.  As of the Record Date, to the best of the knowledge of the Trust, no Trustee of the Trust beneficially owned 1% or more of the outstanding shares of the Funds, and the Trustees and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Funds.  The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change of control of the Funds.  As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Adviser, U.S. Bancorp, the parent company of the distributor, or any of their respective affiliates.

Control Persons and Principal Shareholders.  A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Funds or acknowledges the existence of control.  As of the Record Date, the following shareholder is known by the Funds to be a control person or principal shareholder of the Funds:

Osterweis Fund
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 211 Main Street San Francisco, California 94105-1905	[ ]%	Record
First Clearing LLC 3157 Babashaw Court Fairfax, Virginia 22031-2070	[ ]%	Record
National Financial Services 499 Washington Boulevard, Floor 5 Jersey City, New Jersey 07310-2010	[ ]%	Record
BNY MIS Trust Co. 760 Moore Road King of Prussia, Pennsylvania 19406-1212	[ ]%	Record

Osterweis Strategic Income Fund
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 211 Main Street San Francisco, California 94105-1905	[ ]%	Record
National Financial Services 499 Washington Boulevard, Floor 5 Jersey City, New Jersey 07310-2010	[ ]%	Record
Pershing LLC One Pershing Plaza Jersey City, New Jersey 07399-0002	[ ]%	Record
TD Ameritrade Inc. P.O. Box 2226 Omaha, Nebraska 68103-2226	[ ]%	Record

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Osterweis Strategic Investment Fund
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 211 Main Street San Francisco, California 94105-1905	[ ]%	Record
Pershing LLC P.O. Box 2052 Jersey City, New Jersey 07303-2052	[ ]%	Record
Citi Private Bank One Court Square Long Island, New York 11120-0001	[ ]%	Record
National Financial Services 499 Washington Boulevard, Floor 5 Jersey City, New Jersey 07303-2052	[ ]%	Record

Osterweis Institutional Equity Fund
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 211 Main Street San Francisco, California 94105-1905	[ ]%	Record
National Financial Services 499 Washington Boulevard, Floor 5 Jersey City, New Jersey 07310-2010	[ ]%	Record
Bank of America P.O. Box 843869 Dallas, Texas 75284-3869	[ ]%	Record

Portfolio Transactions

The Funds do not allocate portfolio brokerage on the basis of the sales of Fund shares.  Brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions, but only pursuant to the Funds’ “Policy with Respect to Allocation of Brokerage to Compensate for Distribution of Fund Shares.”  The Funds do not execute portfolio transactions through affiliated brokers.

Solicitation of Proxies and Voting

This solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and proxy card, on or about September 30, 2015.  Supplementary solicitations may be made by mail, telephone, electronic means or personal interview by representatives of the Funds.  In addition, Boston Financial Data Services may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Funds.  The Funds may also arrange to have votes recorded by telephone.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to Elaine E. Richards, Secretary, Professionally Managed Portfolios, c/o U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora, California 91741; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new proxy card (if received in time to be voted).  Mere attendance at the Special Meeting will not revoke voting instructions.

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If the Funds record votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The Funds expect that, before the Special Meeting, broker-dealer firms holding shares of the Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.”  Broker non-votes will be counted as present for purposes of determining quorum, but will not count towards the number of votes in favor of the approval of the New Agreements, which means they will have the effect of a vote against the proposal.  With respect to any other business that may properly come before the Special Meeting, the effect of broker non-votes will be dependent upon the vote that is required to approve such proposal.

All proxies solicited by the Board that are properly executed and received by the Funds’ Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR the proposal.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the New Agreements, which means they will have the effect of a vote against the proposal.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum is 40% of outstanding shares entitled to vote in person or by proxy at the Special Meeting under the Funds’ charter documents.  If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the proposal, unless directed to vote AGAINST the proposed adjournment.

Shareholders of record of the Funds at the close of business on September 10, 2015 will be entitled to vote at the Special Meeting  Other than any principal shareholders disclosed above, to the knowledge of the Funds no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Funds as of September 10, 2015.  Each whole share you hold as of the close of business on the Record Date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

The Funds expect that the solicitation will be primarily by mail, but also may include telephone solicitations.  If the Funds do not receive your proxy by a certain time, you may receive a telephone call from Boston Financial Data Services, Trust officers, employees or agents asking you to vote.  The Funds do not reimburse officers of the Trust, or regular employees and agents involved in the solicitation of proxies.

The expenses in connection with preparing this Proxy Statement and its enclosures and all related legal expenses and all solicitations will be paid by Osterweis.

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Service Providers

The Funds’ investment advisers are Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC, located at One Maritime Plaza, Suite 800, San Francisco, California 94111.  The Funds’ administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  U.S. Bank N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Funds’ Custodian.  Quasar Distributors, LLC located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ principal underwriter.

Principal Executive Officers and Trustees of the Trust

The following table provides the name, address and principal occupation of the principal executive officers and trustees of the Trust.  The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address and Age	Position(s) with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Independent Trustees of the Trust
Dorothy A. Berry (born 1943) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term; Since May 1991.	Formerly, President, Talon Industries, Inc. (business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment adviser and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	4	Director, PNC Funds, Inc.
Wallace L. Cook (born 1939) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc. (international consumer products conglomerate)	4	The Dana Foundation; The University of Virginia Law School Foundation.

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Name, Address and Age	Position(s) with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Eric W. Falkeis (born 1973) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since September 2011.	Chief Operating Officer, Direxion Funds since 2013; formerly, Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC since 1997.	4	Interested Trustee, Direxion Funds Trust, Direxion ETF Trust and Direxion Variable Trust.
Carl A. Froebel (born 1938) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	4	None.
Steven J. Paggioli (born 1950) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	4	Independent Trustee, The Managers Funds; Trustee, Managers AMG Funds, Aston Funds; Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel.
Officers of the Trust
Elaine E. Richards (born 1968) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Secretary	Indefinite Term; Since March 2013. Indefinite Term; Since February 2008.	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007.	Not Applicable.	Not Applicable.
Eric C. VanAndel (born 1975) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since April 2013.	Senior Vice President (and other positions), U.S. Bancorp Fund Services, LLC, since April 2005.	Not Applicable.	Not Applicable.

Proxy Statement	16

Name, Address and Age	Position(s) with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Donna Barrette (born 1966) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Chief Compliance Officer Anti-Money Laundering Officer Vice President	Indefinite Term: Since July 2011. Indefinite Term: Since July 2011. Indefinite Term: Since July 2011.	Senior Vice President and Compliance Officer (and other positions), U.S. Bancorp Fund Services, LLC since August 2004.	Not Applicable.	Not Applicable.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustee”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call (866) 236-0050 or write to the Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

Proxy Statement	17

Exhibit A

PROFESSIONALLY MANAGED PORTFOLIOS

INVESTMENT ADVISORY AGREEMENT

With

Osterweis Capital Management, Inc.

THIS INVESTMENT ADVISORY AGREEMENT is made as of the ___ of ______, 2016, by and between Professionally Managed Portfolios, a Massachusetts business trust (the “Trust”), on behalf of the  series listed on Schedule A, which may be amended from time to time (each a “Fund”), and Osterweis Capital Management, Inc. (the “Advisor”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

WHEREAS, each Fund listed on Schedule A is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISOR. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2. DUTIES OF ADVISOR.

(a) GENERAL DUTIES. The Advisor shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Advisor (collectively, the “Investment Policies”).  In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Exhibit A	1	Investment Advisory Agreement

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and other investments for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund and file beneficial ownership reports required by Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund; (iv) maintain records relating to the advisory services provided by the Advisor hereunder required to be prepared and maintained by the Advisor or the Fund pursuant to applicable law; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.  It is understood and agreed that the Advisor shall have no obligation to initiate litigation on behalf of the Fund.

(b) BROKERAGE. The Advisor shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees.  In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following factors, among others, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities to clients for which it exercises investment discretion. Subject to the same policies and legal provisions, the Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

Exhibit A	2	Investment Advisory Agreement

When the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate orders of the Fund and those other clients for the purchase or sale of the security. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3. REPRESENTATIONS OF THE ADVISOR.

(a) The Advisor shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4. INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Advisor to the Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Advisor may give advice and take action with respect to other clients, including affiliates of the Adviser, that may be similar or different from that given to the Fund.

5. ADVISOR’S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include any compliance staff and personnel required by the Advisor and reasonably requested by the Board of Trustees.

6. EXPENSES.

(a) With respect to the operation of the Fund, the Advisor shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

Exhibit A	3	Investment Advisory Agreement

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of  the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Advisor may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) To the extent that the Advisor pays fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Advisor shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.

Exhibit A	4	Investment Advisory Agreement

7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a) The Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Advisor on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund and as required under any expense limitation applicable to the Fund.

(e) The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Advisor may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8. NO SHORTING; NO BORROWING. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

Exhibit A	5	Investment Advisory Agreement

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS.   Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS; APPROVAL. (a)  The Advisor agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

(b)           The Trust agrees to provide the Advisor such information about the Trust and the Fund as is necessary and appropriate for the Advisor to perform its services hereunder.  Such information includes, but is not limited to, the Trust’s Trust Agreement and Declaration of Trust and By-Laws and all compliance policies and procedures of the Trust.  The Trust agrees to provide to the Advisor promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by the Advisor hereunder, the Trust agrees to provide the amendment to the Advisor prior to its adoption by the Board of Trustees.

(c)           The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders in accordance with applicable law.

11. ADVISOR’S LIABILITIES AND INDEMNIFICATION.

(a) The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials) relating to (i) the Advisor and its affiliates, (ii) the Fund’s investment strategies and related risks, or (iii) other information, in each case only if supplied by the Advisor for inclusion therein..

(b) Except as otherwise provided herein, the Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor in contradiction of the Investment Policies, other than losses or damages relating to lost profits.

(c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

Exhibit A	6	Investment Advisory Agreement

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, members, managers, agents, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) arising out of the Indemnifying Party’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any Loss to which such Indemnified Party would otherwise be subject by reason of such party’s willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISOR’S OWN ACCOUNT. The Trust’s employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Advisor expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adopt a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13.  TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Advisor is not an affiliated person of any investment adviser other than Osterweis Capital Management, LLC (“OCM LLC”), responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust.  The Advisor shall not consult with the investment adviser of any other series of the Trust, other than OCM LLC, concerning transactions for the Fund or any other series of the Trust.

14. TERM.

(a) This Agreement shall become effective upon receiving approval from the majority of the outstanding securities of the Fund and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act.

Exhibit A	7	Investment Advisory Agreement

(b)  For so long as this Agreement remains effective, the Trust and the Fund shall have a non-transferable, non-exclusive license to use the names “Osterweis Capital Management,” “Osterweis,” and “www.osterweis.com” (collectively, the “Advisor Names”) solely in connection with the Trust and the Fund.  The Trust and the Fund acknowledge that the Advisor Names and any derivatives or combinations thereof are the sole and exclusive property of the Advisor (or the Advisor’s related entities), and the Trust and the Fund agree that they will not contest ownership or validity of the Advisor Names. The Trust and the Fund will use the Advisor Names according to the Advisor’s trademark standards. The Advisor makes no representations or warranties in respect of the relative superiority of its rights in the Advisor Names to the rights of any third party in the Advisor Names. Notwithstanding anything herein to the contrary, the Advisor shall have no liability to the Trust or the Fund for or in respect of any claim by any third party that the Trust or the Fund’s use of the Advisor names infringes upon or otherwise violates any proprietary or other rights of such third party. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Trust and Fund shall cease to use the Advisor Names and any other name connected with the Advisor.

15. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Advisor shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer, at the Fund’s expense, any and all books and records of the Fund maintained by the Advisor on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

16. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Advisor.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

17. ANTI-MONEY LAUNDERING COMPLIANCE. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future; provided, however, that the Advisor shall not be liable in respect of any failure by it to comply with changes to the Trust’s Anti-Money Laundering Policy of which it has not been notified in writing by the Trust a reasonable time in advance of the effectiveness of such changes. The Advisor further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

Exhibit A	8	Investment Advisory Agreement

18. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Advisor agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Advisor agrees to inform the Trust of any material development related to the Fund that the Advisor reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

19. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

20. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

21. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws principles of Massachusetts or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

PROFESSIONALLY MANAGED PORTFOLIOS on behalf of the series listed on Schedule A	OSTERWEIS CAPITAL MANAGEMENT, INC.

By:	By:
Name: Elaine E. Richards	Name:
Title: President	Title: Chief Executive Officer

Exhibit A	9	Investment Advisory Agreement

SCHEDULE A
to the
PROFESSIONALLY MANAGED PORTFOLIOS
INVESTMENT ADVISORY AGREEMENT
With
Osterweis Capital Management, Inc.

Series of Professionally Managed Portfolios	Annual Fee Rate as a Percentage of Average Daily Net Assets

Osterweis Fund	1.00% of average daily net assets and 0.75% on assets in excess of $500,000,000

Exhibit A	10	Investment Advisory Agreement

PROFESSIONALLY MANAGED PORTFOLIOS

INVESTMENT ADVISORY AGREEMENT

With

Osterweis Capital Management, LLC

THIS INVESTMENT ADVISORY AGREEMENT is made as of the ___ of ______, 2016, by and between Professionally Managed Portfolios, a Massachusetts business trust (the “Trust”), on behalf of the  series listed on Schedule A, which may be amended from time to time (each a “Fund”), and Osterweis Capital Management, LLC (the “Advisor”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

WHEREAS, each Fund listed on Schedule A is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISOR. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2. DUTIES OF ADVISOR.

(a) GENERAL DUTIES. The Advisor shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Advisor (collectively, the “Investment Policies”).  In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Exhibit A	11	Investment Advisory Agreement

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and other investments for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund and file beneficial ownership reports required by Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund; (iv) maintain records relating to the advisory services provided by the Advisor hereunder required to be prepared and maintained by the Advisor or the Fund pursuant to applicable law; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.  It is understood and agreed that the Advisor shall have no obligation to initiate litigation on behalf of the Fund.

(b) BROKERAGE. The Advisor shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees.  In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following factors, among others, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities to clients for which it exercises investment discretion. Subject to the same policies and legal provisions, the Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

When the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate orders of the Fund and those other clients for the purchase or sale of the security. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

Exhibit A	12	Investment Advisory Agreement

3. REPRESENTATIONS OF THE ADVISOR.

(a) The Advisor shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4. INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Advisor to the Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Advisor may give advice and take action with respect to other clients, including affiliates of the Adviser, that may be similar or different from that given to the Fund.

5. ADVISOR’S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include any compliance staff and personnel required by the Advisor and reasonably requested by the Board of Trustees.

6. EXPENSES.

(a) With respect to the operation of the Fund, the Advisor shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

Exhibit A	13	Investment Advisory Agreement

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of  the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Advisor may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) To the extent that the Advisor pays fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Advisor shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.

Exhibit A	14	Investment Advisory Agreement

7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a) The Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Advisor on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund and as required under any expense limitation applicable to the Fund.

(e) The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Advisor may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8. NO SHORTING; NO BORROWING. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

Exhibit A	15	Investment Advisory Agreement

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS.   Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS; APPROVAL. (a)  The Advisor agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

(b)           The Trust agrees to provide the Advisor such information about the Trust and the Fund as is necessary and appropriate for the Advisor to perform its services hereunder.  Such information includes, but is not limited to, the Trust’s Trust Agreement and Declaration of Trust and By-Laws and all compliance policies and procedures of the Trust.  The Trust agrees to provide to the Advisor promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by the Advisor hereunder, the Trust agrees to provide the amendment to the Advisor prior to its adoption by the Board of Trustees.

(c)           The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders in accordance with applicable law.

11. ADVISOR’S LIABILITIES AND INDEMNIFICATION.

(a) The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials) relating to (i) the Advisor and its affiliates, (ii) the Fund’s investment strategies and related risks, or (iii) other information, in each case only if supplied by the Advisor for inclusion therein.

(b) Except as otherwise provided herein, the Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor in contradiction of the Investment Policies, other than losses or damages relating to lost profits.

(c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

Exhibit A	16	Investment Advisory Agreement

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, members, managers, agents, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) arising out of the Indemnifying Party’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any Loss to which such Indemnified Party would otherwise be subject by reason of such party’s willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISOR’S OWN ACCOUNT. The Trust’s employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Advisor expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adopt a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13.  TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Advisor is not an affiliated person of any investment adviser other than Osterweis Capital Management, Inc. (“OCM Inc.”) responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust.  The Advisor shall not consult with the investment adviser of any other series of the Trust, other than OCM Inc., concerning transactions for the Fund or any other series of the Trust.

14. TERM.

(a) This Agreement shall become effective upon receiving approval from the majority of the outstanding securities of the Fund and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act.

Exhibit A	17	Investment Advisory Agreement

(b)  For so long as this Agreement remains effective, the Trust and the Fund shall have a non-transferable, non-exclusive license to use the names “Osterweis Capital Management,” “Osterweis,” and “www.osterweis.com” (collectively, the “Advisor Names”) solely in connection with the Trust and the Fund.  The Trust and the Fund acknowledge that the Advisor Names and any derivatives or combinations thereof are the sole and exclusive property of the Advisor (or the Advisor’s related entities), and the Trust and the Fund agree that they will not contest ownership or validity of the Advisor Names. The Trust and the Fund will use the Advisor Names according to the Advisor’s trademark standards. The Advisor makes no representations or warranties in respect of the relative superiority of its rights in the Advisor Names to the rights of any third party in the Advisor Names. Notwithstanding anything herein to the contrary, the Advisor shall have no liability to the Trust or the Fund for or in respect of any claim by any third party that the Trust or the Fund’s use of the Advisor names infringes upon or otherwise violates any proprietary or other rights of such third party. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Trust and Fund shall cease to use the Advisor Names and any other name connected with the Advisor.

15. TERMINATION; NO ASSIGNMENT.

        (a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Advisor shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer, at the Fund’s expense, any and all books and records of the Fund maintained by the Advisor on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

16. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Advisor.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

17. ANTI-MONEY LAUNDERING COMPLIANCE. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future; provided, however, that the Advisor shall not be liable in respect of any failure by it to comply with changes to the Trust’s Anti-Money Laundering Policy of which it has not been notified in writing by the Trust a reasonable time in advance of the effectiveness of such changes. The Advisor further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

Exhibit A	18	Investment Advisory Agreement

18. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Advisor agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Advisor agrees to inform the Trust of any material development related to the Fund that the Advisor reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

19. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

20. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

21. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws principles of Massachusetts or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

PROFESSIONALLY MANAGED PORTFOLIOS on behalf of the series listed on Schedule A	OSTERWEIS CAPITAL MANAGEMENT, LLC

By:	By:
Name: Elaine E. Richards	Name:
Title: President	Title: Chief Executive Officer

Exhibit A	19	Investment Advisory Agreement

SCHEDULE A
to the
PROFESSIONALLY MANAGED PORTFOLIOS
INVESTMENT ADVISORY AGREEMENT
With
Osterweis Capital Management, LLC

Series of Professionally Managed Portfolios	Annual Fee Rate as a Percentage of Average Daily Net Assets

Osterweis Strategic Income Fund	1.00% of average daily net assets on assets up to $250 million; 0.75% of average daily net assets between $250 million and $2.5 billion; and 0.65% of average daily net assets over $2.5 billion
Osterweis Strategic Investment Fund	1.00% on the first $500 million; 0.75% on amounts above $500 million
Osterweis Institutional Equity Fund	0.85% on the first $500 million; 0.75% on amounts above $500 million

Exhibit A	20	Investment Advisory Agreement

PROXY CARD TO BE INSERTED